UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SOLAR POWER, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Solar Power, Inc.
4080 Cavitt Stallman Road, #100
Granite Bay, CA 95746
Telephone (916) 789-0833

To the Stockholders of Solar Power, Inc.:

You are cordially invited to attend an Annual Meeting of Stockholders of Solar Power, Inc. (the “Company”) to be held at 10:00 a.m. (PST), on Wednesday, February 7, 2007, at the Granite Bay Golf Club, H.S. Colt Room, 9600 Golf Club Drive, Granite Bay, California 95746.

At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) to approve the adoption of the 2006 Equity Incentive Plan, (iii) to approve the change of the state of incorporation from Nevada to California effective through a merger of the Company into our wholly-owned subsidiary, Solar Power, Inc., a California corporation; (iv) to ratify the appointment of Macias, Gini & O'Connell LLP as the Company’s independent registered accounting firm for the 2007 fiscal year; and (v) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.

The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Stephen Kircher
Stephen Kircher
Chairman of the Board

January 22, 2007
Granite Bay, California

Solar Power, Inc.
4080 Cavitt Stallman Road, #100
Granite Bay, CA 95746
Telephone (916) 789-0833

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 7, 2007

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Solar Power, Inc. (the “Company”), a Nevada corporation, will be held at 10:00 a.m. (PST), on Wednesday, February 7, 2007, at the Granite Bay Golf Club, H.S. Colt Room, 9600 Golf Club Drive, Granite Bay, California 95746, for the following purposes:

1.    To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.    To approve the adoption of the 2006 Equity Incentive Plan;

3.    To approve the change of the state of incorporation from Nevada to California effective through a merger of the Company into our wholly-owned subsidiary, Solar Power, Inc., a California corporation;

4.    To ratify the appointment of Macias, Gini & O'Connell LLP as the Company’s independent registered accounting firm for the 2007 fiscal year; and

5.    To transact such other business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on January 11, 2007, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/ Glenn Carnahan
Glenn Carnahan
Corporate Secretary
January 22, 2007
Granite Bay, California

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Solar Power, Inc.
4080 Cavitt Stallman Road, #100
Granite Bay, CA 95746
Telephone (916) 789-0833

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

We are furnishing this proxy statement to you in connection with an Annual Meeting of Stockholders of Solar Power, Inc. (the “Company”) to be held on February 7, 2007, at 10:00 a.m. (PST) at the Granite Bay Golf Club in the H.S. Colt Room, located at 9600 Golf Club Drive, Granite Bay, California 95746, and at any postponement or adjournment thereof (the “Meeting”).

Only stockholders of record on January 11, 2007 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the approval of the 2006 Equity Incentive Plan, “FOR” reincorporation of the Company into California, “FOR” the ratification of the appointment of Macias, Gini & O'Connell LLP as our independent registered accounting firm for the 2007 fiscal year, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Solar Power, Inc., 4080 Cavitt Stallman Road, #100, Granite Bay, California 95746, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.

This Proxy Statement and form of proxy were first mailed on or about January 22, 2007 to stockholders of record as of January 11, 2007.

RECORD DATE AND VOTING RIGHTS

We are currently authorized to issue up to 100,000,000 shares of Common Stock, $0.0001 par value and 20,000,000 shares of Preferred Stock, $0.0001 par value. As of January 11, 2007, 32,166,667 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is January 11, 2007.

A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

Under Nevada law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Our Bylaws presently provide that the authorized number of directors may be determined by a resolution of a majority of the total number of directors of the Board from time to time. On December 29, 2006, our Board increased the number of directors from four to five.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Steve C. Kircher	53
Larry Kelley	61
D. Paul Regan	60
Timothy Nyman	55
Ronald Cohan	65

Biographies

Steve C. Kircher

Mr. Kircher has served as the Chairman of our Board of Directors since September 2006. Mr. Kircher has served as our Chief Executive Officer and President since December 29, 2006. Mr. Kircher served as the Chief Executive Officer and Chairman of the Board of Directors of SPI since its inception in May 2006. Just prior to forming SPI, Mr. Kircher served as a consultant to International DisplayWorks, Inc. from December 2004 through April 2006. Mr. Kircher also served as the Chairman and Chief Executive Officer of International DisplayWorks, Inc. from July 2001 until December 2004. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego. He is currently serving as a director for JM Dutton & Associates.

Larry D. Kelley

Mr. Kelley has served as our director since December 29, 2006. Mr. Kelley has served as a director of SPI since August 2006. Mr. Kelley is President and partner of McClellan Business Park, LLC. Mr. Kelley has been and is the President and Chief Executive Officer of Stanford Ranch I, LLC, a 3,500-acre master planned community in Rocklin, California. Mr. Kelley has been involved in real estate for twenty-nine years. Previously he spent ten years with US Home Corporation, one of the nation’s largest homebuilders. In his capacity as President of Community Development, he was responsible for the acquisition, development and marketing of numerous master-planned communities in ten states. Mr. Kelley has a Bachelors of Science in Industrial Engineering at Texas A&M. In addition, he has a Masters of Business Administration at Harvard Business School.

D. Paul Regan

Mr. Regan has served as our director since December 29, 2006. Mr. Regan currently serves as President and Chairman of Hemming Morse, Inc., CPAs, Litigation and Forensic Consultants. This 95 person CPA firm is headquartered in San Francisco. He has been with Hemming Morse since 1975. Mr. Regan’s focus at Hemming Morse is to provide forensic consulting services primarily in civil litigation. He has testified as an accounting expert for the U.S. Securities & Exchange Commission, various State Attorney Generals, other governmental agencies and various public companies. He has served on the Board of Directors of the California Society of Certified Public Accountants and was the Chair of this 29,000-member organization in 2004 and 2005. He is a current member of the American Institute of Certified Public Accountant’s governing Council. Mr. Regan has been a Certified Public Accountant since 1970. He holds both BS and MS degrees in accounting.

Timothy B. Nyman

Mr. Nyman has served as our director since December 29, 2006. Mr. Nyman has served as a consultant to GTECH Corporation since August 2006. Previously, Mr. Nyman was the Senior Vice President of Global Services at GTECH Corporation, the world’s leading operator of online lottery transaction processing systems.  Mr. Nyman joined GTECH Corporation in 1981 and formerly served as its Vice President of Client Services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc.  In his twenty-seven years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing.  He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally.  Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University.

Ronald A. Cohan

Mr. Cohan has served as our director since December 29, 2006. Mr. Cohan has served as consulting counsel to GTECH Corporation since 2002. From 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was partner in charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex, Equifax and GTECH. Mr. Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree in 1966 from the School of Law (Boalt Hall), University of California, Berkeley.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2 - APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

General

Solar Power, Inc., a California corporation and our wholly owned subsidiary (“SPI”) is in the solar power business. SPI develops, manufactures and markets solar panels and system component products as a complete photovoltaic system to institutional, commercial and residential facilities. Following the consummation of the Merger, discussed below under Change of Control, SPI’s business and operations will become the primary business and operations of the Company.

With the new business opportunity presented to us by the Merger, management and the Board believe that strong additions to the executive level, as well as middle management level, are necessary.

Reasons for the Proposal

In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, and executives. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.

Interest of Executives or Directors

In connection with the Merger, discussed above, we agreed that any holder of then outstanding options to purchase or otherwise acquire shares of SPI, issued pursuant to the SPI 2006 Equity Incentive Plan (“SPI Option Plan”), will be granted awards under our current proposed 2006 Equity Incentive Plan (the “2006 Plan”) in substitution for awards issued under the SPI Option Plan (the “Substituted Awards”). In connection with the grants of Substituted Awards agreed to under the Merger Agreement, the Board of Directors granted to each of our executive officers, Messrs. Kircher and Carnahan, the option to purchase one hundred thousand (100,000) shares of our common stock. The options are exercisable at $1.00 per share, will vest over a period of three (3) years and have a term of five (5) years. In addition, Messrs. Kircher and Carnahan each also received grants of performance-based options to purchase stock. Messrs. Kircher and Carnahan received the option to purchase one hundred thousand (100,000) shares of our common stock, which options will vest at either zero percent (0%) or one hundred percent (100%), such vesting to be determined on December 31, 2010 (the “Determination Time”). The vesting determination will be based on certain annual revenue performance goals of the Company. The performance goals will be determined on a cumulative basis at the Determination Time, to account for any year-to-year discrepancies in meeting each annual performance goal.

In addition to awards granted to executive officers, and also in connection with the grants of Substituted Awards contemplated by the Merger Agreement, the Board granted restricted stock awards to our non-executive directors. Mr. Regan was granted a restricted stock award of twenty-five thousand (25,000) shares of common stock; Mr. Kelley was granted a restricted stock award of twenty-five thousand (25,000) shares of common stock; Mr. Nyman was granted a restricted stock award of twenty-five thousand (25,000) shares of common stock; and Mr. Cohan was granted a restricted stock award of twenty-five thousand (25,000) shares of common stock. Each of these awards of restricted stock to our non-executive directors vest over a period of three (3) years.

NEW PLAN BENEFITS

The following table sets forth awards granted, pursuant to the Substituted Awards in connection with the Merger, as described above.

Name and Position	# of Units	Exercise Price/ Value at Grant Date	Type (NSO/RSA)	Grant Date	Expiration Date	Vesting Schedule

Stephen C. Kircher, Chairman of the Board and CEO	100,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Glenn Carnahan, CFO	100,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Stephen C. Kircher, Chairman of the Board and CEO	100,000	$1.00	NSO	12/28/2006	12/28/2011	Vesting at 0% or 100% determined at 12/31/2010 based on achievement of revenue performance goals
Glenn Carnahan, CFO	100,000	$1.00	NSO	12/28/2006	12/28/2011	Vesting at 0% or 100% determined at 12/31/2010 based on achievement of revenue performance goals
Executive Officers as a Group	400,000	$1.00	NSO
Ronald Cohan, Director	25,000	$1.00 - value	RSA	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
D. Paul Regan, Director	25,000	$1.00 - value	RSA	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Timothy B. Nyman, Director	25,000	$1.00 - value	RSA	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Larry D. Kelley, Director	25,000	$1.00 - value	RSA	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Non-Executive Directors as a Group	100,000	$1.00 - value	RSA
Bradley J. Ferrell, COO, SPI	100,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Bradley J. Ferrell, COO, SPI	100,000	$1.00	NSO	12/28/2006	12/28/2011	Vesting at 0% or 100% determined at 12/31/2010 based on achievement of revenue performance goals

Alan Lefko, V.P. Finance, SPI	50,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Jeff Winzeler, President Franchise	200,000	$1.00	NSO	12/29/2006	12/29/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Gerald R. Moore, V.P. Manufacturing	100,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Gerald R. Moore, V.P. Manufacturing	100,000	$1.00	NSO	12/28/2006	12/28/2011	Vesting at 0% or 100% determined at 12/31/2010 based on achievement of revenue performance goals
Todd Linstrom, V.P. Operations, V.P. Government Relations and Institutional Sales	200,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Kirk Uhler, V.P. of Institutional Sales	200,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
John Charles Patton, V.P. Engineering	100,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Other Employees (aggregate amount)	350,000	$1.00	NSO	12/28/2006	12/28/2011	25% on grant date; 25% on each 1 year anniversary thereafter
Non-Executive Officer Employees as a Group	1,500,000	$1.00	NSO

Background of the Proposal

You are being asked to approve the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”). A copy of the 2006 Plan is attached as Appendix A. Under the 2006 Plan, the number of shares of common stock equal to nine percent (9%) of the number of outstanding shares of the Company are authorized to be issued (“Evergreen Provision”). Under the Evergreen Provision, the number of shares available to grant for awards will increase at the beginning of each fiscal year if additional shares of common stock were issued in the preceding fiscal year, as long as the 2006 Plan is in effect. This will allow us the continuing ability to award and motivate participants with awards.

The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.

DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN

Structure. The 2006 Plan allows for the grant of options, restricted stock and stock appreciation rights at the discretion of the Plan Administrator. The principal features of the program are described below.

Administration. Authority to control and manage the operation and administration of the 2006 Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). The Committee will serve as the Plan Administrator with respect to the 2006 Plan. The Plan Administrator has the authority to interpret the 2006 Plan and the rights underlying any grants or awards made subject to the 2006 Plan. Any decision or action of the Plan Administrator in connection with the 2006 Plan is final and binding.

No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2006 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

Eligibility. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2006 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2006 Plan, the fair market value per share of common stock on any relevant date under the 2006 Plan is the closing price as reported by the Over the Counter Bulletin Board or other exchange where the common stock is listed for trading or in the event there is no established market, the fair market value will be determined by the Administrator in good faith based on the following factors: the price at which other of our securities that have been issued to purchasers other than employees, directors, or consultants; our net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and any other relevant factors, including our economic outlook for ourselves and our industry, our position in the industry, our goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2006 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2006 Plan shall terminate later than ten (10) years after the date of grant.

Limitations on Awards. The maximum number of shares of stock that may be granted during any one calendar year under the Plan to any one Participant shall be two hundred fifty thousand (250,000) except that we may make an additional one-time grant of such Award to a newly-hired individual for up to one hundred thousand (100,000) shares for a maximum annual grant of three hundred fifty thousand (350,000) (all of which may be granted as Incentive Stock Options). Determinations will be made in a manner that is consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. These provisions will not apply in any circumstance in which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

Exercise of the Option. Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2006 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners:

Payment may be made by surrender of shares of the Company owned by the participant for more than six (6) months. Payment may also be made by “deemed net-stock exercise” in which the optionee exercises by forfeiting the option shares at their exercise price. A broker-assisted payment may also be made in which the broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2006 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.

Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains an employee of the Company or our subsidiary. If the participant paid any amount for the forfeited shares, we shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death or by will or the laws of descent and distribution.

Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SAR’s shall be determined by dividing the number of shares as to which the SAR is exercised, multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of a share on the date of grant of the SAR, by the fair market value of a share on the exercise date. However, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2006 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

GENERAL PLAN PROVISIONS

Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which we no longer survive as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2006 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which we are the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

The Board, by unanimous approval or consent, may provide in an Award Agreement that in the event of a change of control of the Company, as defined in the 2006 Plan, all then outstanding options and/or restricted stock awards shall fully vest immediately upon our public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, we are acquired in some form of merger or consolidation in which we do not survive, or when substantially all the assets of the Company are sold.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

Termination of All Services - Incentive Stock Options. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent (10%) Stockholder)).

Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

Termination of All Services - Non-Qualified Stock Options. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

Compliance with Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to certain annual deductions for federal income tax purposes for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “Covered Employees”). However, performance-based compensation is excluded from this limitation. The 2006 Plan is designed to permit the Administrator to grant awards that qualify as “performance-based compensation” under section 162(m) of the Code to any employees who are Covered Employees. The exercise price per share, if any, of such an Award, may not be less than the Fair Market Value (as defined in the 2006 Plan) of our common stock on the date of the grant, and the grants of such Awards may only be made by a committee, which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

If an Award is made on this basis, the Administrator must establish performance goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied. The Administrator is authorized to establish performance goals that qualify as performance-based Awards to Covered Employees under Section 162(m) of the Code.

Special Tax Election. The Plan Administrator may, in its discretion, permit participants to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

Amendment and Termination. The Board may amend, suspend or terminate the 2006 Plan at any time and for any reason; provided however, that shareholder approval shall be required for any increase in the maximum number of common stock issuable under the Plan except for a proportional increase in the maximum number as a result of stock split or stock dividend or a change in the class of employees entitled to be granted incentive stock options. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2006 Plan or by law. But no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld.

Unless sooner terminated by the Board, the 2006 Plan will in all events terminate ten years from the date the Plan is adopted by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2006 Plan affect or otherwise modify the rights or obligations of the holders of those options.

Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2006 PLAN

Options granted under the 2006 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-qualified options which are not intended to meet such requirements.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows recipient, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.

Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2006 EQUITY INCENTIVE PLAN.

PROPOSAL 3 - REINCORPORATION OF THE COMPANY INTO CALIFORNIA

The Board of Directors has unanimously approved, subject to stockholder approval, the reincorporation of the Company in the State of California, by merging into our wholly-owned subsidiary, Solar Power, Inc., a California corporation (“SPI”) (the “Reincorporation”).

Principal Reason for Reincorporation

The purpose of the Reincorporation is to change our state of incorporation and legal domicile from Nevada to California. The Board believes it is in the best interest of the Company to merge into our wholly-owned subsidiary, SPI. Our Board of Directors took into consideration that, while as explained herein, there are not significant differences between the California General Corporation Law (the “CGCL”) and the Nevada General Corporation Law (the “NGCL”), California in recent years has adopted several policies and enacted laws encouraging businesses to incorporate in that state. We have decided to reincorporate in California primarily because it will result in significant cost savings in annual franchise tax fees to Nevada and because the name “Solar Power, Inc.” is already established in California and is of tremendous value to the Company for branding purposes.

Our Board of Directors believes that these advantages are significant and justify the Reincorporation.

General Effect of Reincorporation

The Proposed Reincorporation will not affect any change in our business or management and will not change our name or the location of our principal executive offices. At the effective time of the Reincorporation, the same individuals serving as our directors and officers will become the directors and officers of SPI. Upon Reincorporation, all employee benefit and stock option plans of the Company will become plans of SPI, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of SPI common stock, at the same price per share and upon the same terms and conditions. Stockholder approval of the Reincorporation will also constitute an approval of these plans as continuing plans of SPI.

The Reincorporation will not cause a change in our name. Our name shall remain “Solar Power, Inc.”

Exchange of Stock

As soon as the Reincorporation becomes effective, each outstanding share of our Common Stock will automatically convert into and be exchangeable for one share of Common Stock of SPI.

STOCKHOLDERS DO NOT NEED TO TAKE ANY ACTION TO EXCHANGE THEIR STOCK CERTIFICATES FOR SPI STOCK CERTIFICATES.

Upon completion of the Reincorporation, we will send a notice to all stockholders as of the effective date of the Reincorporation, notifying them of the completion and advising them how to exchange their certificates of shares of our Common Stock for SPI stock certificates, should they want to do so. Stockholders should not destroy their old certificates. After the Reincorporation, stockholders may continue to make sales or transfers using their old Company stock certificates. New certificates will be issued representing shares of SPI Common Stock for transfers occurring after the Reincorporation. On request, we will issue new certificates to anyone who holds old Company stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

Transferability of Stock

Stockholders whose shares of our Common Stock are freely tradable before the Reincorporation will own shares of SPI Common Stock that are freely tradable after the Reincorporation. Similarly, any stockholders holding securities with transfer restrictions before the Reincorporation will hold shares of SPI Common Stock that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold SPI stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

After the Reincorporation, SPI will continue our status as a reporting small business issuer under the Securities Exchange Act of 1934 and a publicly held company. Upon the Reincorporation, we will issue a press release announcing other information about the stock trading. SPI will also file periodic reports and proxy material with the Securities and Exchange Commission (the “SEC”) and provide to its stockholders the same types of information that we previously filed.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to our stockholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon their individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

The following disclosure is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our stockholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

The Reincorporation provided for in the Agreement and Plan of Merger between ourselves and SPI is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the SPI Common Stock received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated. Your holding period with respect to SPI Common Stock will include the period during which you held the corresponding Company Common Stock, provided the latter was held by you as a capital asset at the time the Reincorporation was consummated.

Accounting Treatment

In accordance with generally accepted accounting principles, we expect that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval. We will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of Nevada and the filing of a Certificate of Merger with the Secretary of the State of California.

Significant Changes Caused by the Reincorporation

The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the corporate laws of California and the corporate laws of Nevada and does not purport to be a complete statement of such laws. If the Reincorporation proposal is approved, California law will govern and the Articles of Incorporation and bylaws in effect would be those of SPI.

-- Fiduciary Duties of Directors

Both California and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and California corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

-- Size of Board of Directors

Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders).

-- Cumulative Rights

California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. If California corporations desire to eliminate cumulative voting, they may provide for such in their Articles of Incorporation.

Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights.

-- Power to Call Special Stockholders’ Meetings

Under California law, a special meeting of stockholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the bylaws.

-- Elimination of Actions by Written Consent of the Stockholders

Under both California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. However, Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action by written consent would make it more difficult to change the existing Board of Directors and management, hence California law provides stockholders with greater flexibility for approving actions and for making decisions about the Board of Directors of the Company.

-- Business Combinations

Sections 78.411 to 78.444 of the NGCL prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. These prohibitions also apply to affiliates and associates of the interested stockholder. California law does not have any statutory anti-takeover provisions such as these, which may encourage potential acquirers to engage in discussions with the Board of Directors if there is any interest in a possible business combination.

-- Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, a director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance.

-- Filling Vacancies on the Board of Directors

Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Solar Power, Inc. (California)'s Articles of Incorporation and Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. Nevada law, while potentially enabling the Board of Directors to respond quicker to opportunities to attract the services of qualified directors; would diminish control of the Board by the shareholders of the Company between meetings.

-- Loans to Directors, Officers and Employees

California law specifically provides that any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation.

-- Limitations on Liability and Indemnification

California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

The Articles of Incorporation of Solar Power, Inc. (California) eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

The Articles of Incorporation of the Company (Solar Power, Inc., a Nevada corporation) eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve the Company or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise). Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

-- Dividends and Repurchase of Shares

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

To date, we have not paid cash dividends on our capital stock.

Dissenters’ Rights of Appraisal And Procedures

Under NGCL, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. In connection with the Reincorporation, our stockholders have the right to dissent from the Reincorporation.

Under Sections 92A.300 to 92A.500, inclusive, of the NGCL, any holder of our Common Stock who does not wish to become a stockholder of SPI may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation) for, his shares of our Common Stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the NGCL. However, we have the right to terminate the Reincorporation, if, in our Board’s sole judgment, the holders of too many of our outstanding shares of Common Stock exercise their appraisal rights.

Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the NGCL for the complete procedure. We will not give you any notice other than as described in this Proxy Statement and as required by the NGCL. A copy of Sections 92A.300 to 92A.500, inclusive, of the NGCL is attached as Appendix B to this Proxy statement.

If you elect to dissent, you must deliver to the Company in a written notice of dissent stating that you intend to demand payment for your shares if the Reincorporation is consummated. This notice must be delivered to the Company prior to the time that the vote is taken with respect to the Reincorporation Proposal.

Failure to vote against the Reincorporation will not constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

If you vote to approve the Reincorporation Proposal, you may not seek your right to appraisal.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE REINCORPORATION OF THE COMPANY IN CALIFORNIA.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Macias, Gini & O'Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2007. Macias will also serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. The Board of Directors is submitting the appointment of Macias as our independent registered public accounting firm for stockholder ratification at the annual meeting.

On December 29, 2006, we dismissed Hansen Barnett & Maxwell (“Hansen”) as our independent accountant following Hansen’s review for the quarter ended September 30, 2006. Hansen’s report on our balance sheet as of December 31, 2005, and the related statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2005 and 2004 and for the period from July 16, 2002 (date of inception) through December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

Upon recommendation of the Board of Directors, we have approved the decision to change independent accountants. During the period from July 16, 2002 (inception) through fiscal year ended December 31, 2005, through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006, and further through the date of Hansen’s dismissal, there have been no disagreements with Hansen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hansen, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. During the period from July 16, 2002 (inception) through fiscal year ended December 31, 2005, through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006, and further through the date of Hansen’s dismissal, Hansen did not advise us on any matter set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Macias was previously engaged by Dale Renewables Consulting, Inc. (“DRCI”) and SPI, a California corporation and now our wholly owned subsidiary, to audit DRCI’s financial statements for the period ended December 31, 2005, in connection with an Agreement and Plan of Merger entered into between SPI and DRCI (the “DRCI Merger”). The DRCI Merger was consummated on November 15, 2006. At the request of the independent auditors of SPI, Macias performed certain limited interim review procedures on the operations of DRCI for the nine months ended September 30, 2006 in conjunction with their review of the interim financial information of SPI for the period then ended.

We requested that Hansen furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter was filed as exhibit to our Form 8-K filed January 8, 2007.

A representative of Macias is expected to be present at the annual meeting. The Macias representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.

Our Bylaws do not require that the stockholders ratify the appointment of Macias as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Board will reconsider whether to retain Macias, but may retain Macias in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee. Our executive officers are appointed by our Board of Directors. Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of stockholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, director nominees or significant employees.

Person	Age	Position

Stephen C. Kircher	53	Chairman of the Board of Directors, Chief Executive Officer

Larry D. Kelley	61	Director

Timothy B. Nyman	55	Director

Ronald A. Cohan	65	Director

D. Paul Regan	60	Director

Glenn E. Carnahan	43	Chief Financial Officer

Bradley J. Ferrell	30	Chief Operating Officer of SPI

Alan M. Lefko	59	Vice President, Finance of SPI

Todd Lindstrom	39	Vice President, Operations of SPI

Biographies

The biographies of Messrs. Kircher, Kelley, Nyman, Cohan and Regan can be found under Proposal 1 - Election of Directors.

Glenn E. Carnahan has served as our Chief Financial Officer since December 29, 2006. Mr. Carnahan has served as the Chief Financial Officer of SPI since May 2006. Previously, Mr. Carnahan served as the Chief Financial Officer of Moller International, a research and development firm that produces the Skycar, a personal vertical take-off and landing vehicle. In 2001, Mr. Carnahan founded IBC Onsite Solutions, Inc. (IBC), a software development firm specializing business management for the construction services industry. While at IBC, he held a variety of financial and operational roles. Mr. Carnahan also served as Chief Financial Officer for Signet Testing Labs, Inc., a construction services and engineering company, from 1997 to 2000. His significant contributions enabled the company to double its revenues during his tenure. Mr. Carnahan worked for the Coca Cola Enterprises (CCE) from 1994 to 1997. While at CCE, he conducted numerous financial studies including a complex activity based cost study for Safeway’s Strategic Category Optimization Plan. Finally, Mr. Carnahan held different financial roles for the Robert Mondavi Corporation from 1992 to 1994. Mr. Carnahan earned his Master in Business Administration from the University of Notre Dame and his Bachelor of Arts in Economics from the University of California, Davis.

Bradley J. Ferrell has served as our Chief Operating Officer and Senior Vice President, Marketing and Sales of SPI since August 2006. Since 2003, Mr. Ferrell was the Vice President of Sales and Marketing for International DisplayWorks, Inc. (IDW). In this role, he directed worldwide sales where grew revenue from $10 million in 2001 to over $100 million in FY 2006. Mr. Ferrell began working for IDW in 2001 as a Production Coordinator with the primary focus on Hong Kong and China operations. In 2002, he was appointed Domestic Sales Manager. Prior to joining IDW, Mr. Ferrell worked as an analyst in the technology sector of a brokerage firm. Mr. Ferrell received his Bachelor of Arts in Economics from Southern Methodist University.

Alan M. Lefko has served as Vice President Finance of SPI since December 2006. From July 2004 through December 2006 Mr. Lefko served as Vice President Finance and Corporate Secretary of International DisplayWorks, Inc, a manufacturer of liquid crystal displays and display modules. From February 2000 to July 2004 Mr. Lefko was Corporate Controller if International DisplayWorks, Inc. From July 1999 to January 2000, Mr. Lefko was the Chief Financial Officer of The Original Bungee Company (“Bungee”) in Oxnard, California, a manufacturer and distributor of stretch cord and webbing products. Mr. Lefko was responsible for the reorganization of Bungee’s financing structure, establishment of an asset based lending program and implementation of cost accounting systems and controls. From 1989 to 1999, Mr. Lefko served as Chief Financial Officer and Controller of Micrologic, a manufacturer and distributor of Global Positioning Systems and Vikay America, Inc., a subsidiary of Vikay Industrial (Singapore) Limited, based in Chatsworth, California. Mr. Lefko has a BA degree in Business Administration and Accounting from California State University, Northridge, California.

Todd Lindstrom has served as the Vice President of Operations of SPI, since November 2006. Mr. Lindstrom brings over 18 years of experience in construction and construction-related industries to Solar Power, Inc. For the last several years, Mr. Lindstrom has been directly involved in the development of over $80 million of photovoltaic solar projects for commercial, residential and government clients throughout California. From 1999 to 2001, Mr. Lindstrom worked nationally as Vice President of Dealer Relations for CarsDirect.com. As a founding employee, Mr. Lindstrom was directly involved in the growth of this company from four employees to 625 employees, and over $250 million in annual sales. In 1990 Mr. Lindstrom started his own construction company. To enhance his construction company, Mr. Lindstrom purchased a Floor Coverings International (FCI) franchise, which he quickly developed into the second largest volume franchise in the FCI system. Mr. Lindstrom is an alumnus of California State University, Sacramento where he focused on Marketing and Public Relations.

Change of Control

Since the beginning of our last fiscal year ended December 31, 2006, a change of control of the Company has occurred. On August 23, 2006, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SPI, and Welund Acquisition Corp., a Nevada corporation and our wholly-owned subsidiary (the “Merger”). The Merger was consummated on December 29, 2006. As result and in connection with the Merger, the directors and executive officers of SPI will be the directors and officers of the Company, thus effecting a change in control of the Company. Additionally, in connection with the merger and as consideration therefor, we issued an aggregate of 14,500,000 shares of our restricted common stock to the existing shareholders of SPI. Each share of common stock of SPI was cancelled and exchanged for one share of our common stock. In addition, on October 4, 2006, we entered into an Amendment No. 1 to the Agreement and Plan of Merger, pursuant to which the Merger Agreement was extended until November 30, 2006. On December 1, 2006, we entered into a Second Amendment to the Agreement and Plan of Merger to (a) extend the final date from November 30, 2006 to December 23, 2006, (b) provide for the assumption of SPI’s stock option by the Company upon the effective time of the Merger, and (c) update the Disclosure Schedules to the Merger Agreement relating to SPI’s capitalization. On December 21, 2006, we entered into a Third Amendment to the Agreement and Plan of Merger to (i) extend the final date from December 23, 2006 to January 5, 2007, and (ii) amend the language to the Merger Agreement to provide for the substitution of options and awards of SPI for our options and awards.

Committees of the Board of Directors

Since our inception, we have historically had operating losses and no significant operations. With our limited resources and business prospects, we did not have to ability to attract and compensate a broad range of directors and officers to fulfill committee positions. In fiscal year ended December 31, 2005, management had control of the Company and we only had 2 directors. It has only been in connection with the Merger that our business objectives and management has changed. Prior to the Merger, the former Board formed the 2006 Special Merger Committee, comprised of all directors except Stephen C. Kircher, with plenary authority of the Board with respect to taking actions or withholding actions relating to the Merger. After the Merger, the Board of Directors will form separate compensation, nomination and audit committees, which currently exist at our wholly owned subsidiary.

Audit Committee

We did not have an Audit Committee during our past fiscal year, during which the members of our Board of Directors performed some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor’s independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. Following our merger at fiscal year end, we will adopt the Audit Committee structure and Audit Committee Charter, which is in place at our wholly owned subsidiary. Messrs. Cohan, Regan and Kelley, all independent directors as defined in Nasdaq Rules, will serve as our Audit Committee, and each are financial experts for purposes of serving on the audit committee.

A copy of the Audit Committee Charter is attached hereto as Appendix C.

During our past fiscal year, our Board performed some of the same functions as of an Audit Committee. In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Board discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After review and discussions, as mentioned above, the Board recommended that the audited financial statement be included in the Company's Annual Report on Form 10-KSB.

Compensation Committee

Our Board of Directors has not established a separate compensation committee nor any other committee that acts as such a committee. During the past year, the entire Board reviewed and approved executive compensation policies and practices, reviewed, salaries and bonuses for our officers, administered our benefit plans, and considered other matters. Following our merger at fiscal year end, we will adopt the Compensation Committee and structure as it exists at our wholly owned subsidiary. Messrs. Cohan, Nyman and Kelley, each independent directors, serve as our Compensation Committee, which is chaired by Mr. Cohan. There are now interlocks for any Compensation Committee members.

A copy of our Compensation Committee Charter is attached hereto as Appendix D.

Governance & Nominating Committee

Consistent with our wholly owned subsidiary’s practice, we have adopted a Governance & Nominating Committee and charter for such committee, which committee is comprised solely of independent directors. Messrs. Cohan and Nyman serve as our Governance & Nominating Committee. Our Governance & Nominating Committee prepares governance guidelines and makes recommendations to our Board of Directors with respect to modification of those policies, assessment of potential new board members backgrounds and qualifications, and annual review of existing members, review and assessment of any waivers under our Ethics Policy, and review and make recommendations with respect to any shareholder proposals.

A copy of our Governance & Nominating Committee Charter is attached hereto as Appendix E.

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

We did not have a nominating committee during our past fiscal year, but will have one for future fiscal years. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. Our Governance & Nominating Committee has adopted a formal charter.

In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. According to our Bylaws, nominations of persons for election to the Board may be made by any stockholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.

Proposals for candidates to be evaluated by the Board must be sent to the Assistant Corporate Secretary, 4080 Cavitt Stallman Road #100, Granite Bay, California 95746.

In fiscal 2006, all Board actions were taken by unanimous written consent. There was no annual meeting of stockholders held in 2006, as there were only fifteen stockholders of record, with the controlling stockholder being Liberty Associates Holdings, LLC, an entity controlled by Robert Freiheit, our former Chief Executive Officer, President and Director. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.

Stockholders may send communications to the Board by mail to the Chairman of the Board, Solar Power, Inc., 4080 Cavitt Stallman Road #100, Granite Bay, California 95746.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation

For the fiscal years ended December 31, 2005, Mr. Robert Freiheit was our sole director and Chief Executive Officer. Until Mr. Freiheit’s resignation on August 22, 2006, Mr. Freiheit had been our sole director and Chief Executive Officer since June 9, 2004. None of our former directors and officers has received any compensation for their services rendered as officers and directors, and have not accrued any compensation pursuant to any agreement with us. No options or warrants were granted to officers and directors in fiscal years ended December 31, 2004 and 2005. In connection with the Merger with SPI, we substituted 2,000,000 shares of SPI restricted stock awards and options for options to purchase shares of our common stock at $1.00 per share subject to certain vesting conditions and terms, which included options held by our directors and executive officers. As a result of the substitution of options in the Merger, as of fiscal year ended December 31, 2006, certain directors and executive officers were issued restricted stock awards and options to purchase shares of our common stock.

The following table provides information concerning compensation earned by our former and current named executive officers. A column or table has been omitted if there was no compensation awarded to, earned by or paid to any of the named executive officers or directors required to be reported in such table or column in the respective fiscal year. As of December 31, 2006, no other executive officer was paid in excess of $100,000 in 2005 or 2006.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Robert Freiheit (1)	2006	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-
Former Chief Executive Officer, Treasurer, Secretary and Director	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

Steven Strasser (2)	2006	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-
Former President and Director	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

Terrell W. Smith (3)	2006	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ 57,000(4)	$ 57,000
Former Vice-President Treasurer, and Director	2005	$ -0-	$ -0-	$ 12,500(5)	$ -0-	$ -0-	$ 48,700(6)	$ 61,200

Howard Landa (7)	2006	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-
Secretary and Director	2005	$ -0-	$ -0-	$12,500(5)	$ -0-	$ -0-	$ 25,000(8)	$ 25,000

Stephen C. Kircher (9)	2006	$0	$-0-	$ -0-	$ 200,000(10)	$ -0-	$ -0-	$ 200,000
Chief Executive Officer and Director	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

Glenn E. Carnahan (11)	2006	$0	$-0-	$ -0-	$ 200,000(12)	$ -0-	$ -0-	$ 200,000
Chief Financial	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

Robert Henrichsen(13)	2006	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-
Former Director	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

Bradley J. Ferrell (14)	2006	$0	$-0-	$ -0-	$ 200,000(15)	$ -0-	$ -0-	$ 200,000
Chief Operating Officer of SPI	2005	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-

(1)
Mr. Freiheit resigned all of his positions with us on August 22, 2006. Although, no compensation was paid to our former directors and officers, Mr. Freiheit, our former director and Chief Executive Officer has received certain benefits indirectly through servicing fees paid to his affiliates for administering the loan portfolio and for rental of office space. Total rental expense for the three months and nine months ended September 30, 2006 was $6,900 and $20,700, respectively. Total rental expense for the three months and nine months ended September 30, 2005 was $5,400 and $12,600, respectively. In connection with the servicing of the auto loans, the Company pays Accredited Adjusters, LLC, an affiliate of Mr. Freiheit, to service and administer the loans for a monthly fee equal to ½% of the outstanding principal balance. The fee for the three months and nine months ended September 30, 2006 for servicing the loans was $442 and $1,897, respectively. The fee for the three months ended September 30, 2005 and for the period from March 30, 2005 through September 30, 2005 for servicing the loans was $1,445 and $3,209, respectively. During the three months and the nine months ended September 30, 2006, the Company incurred consulting fees with Village Auto, an affiliate of Mr. Freiheit, in the amount of $6,800 and $10,000, respectively.

(2)	On August 9, 2006, Mr. Strasser was appointed as our President and Director. Mr. Strasser resigned all of his positions with us on December 29, 2006.

(3)	On August 9, 2006, Mr. Smith was appointed as our Vice-President, Treasurer and Director. Mr. Smith resigned all of his positions with us on December 29, 2006.

(4)	Reflects other compensation Mr. Smith received in legal fees for legal services provided to us.

(5)	Reflects issuance of 16,667 shares of our common stock to Messrs. Smith and Landa for consulting services rendered to us.

(6)
Reflects other compensation Mr. Smith received in legal fees for legal services provided to us, and also 33,333 shares of common stock issued to Pamplona, Inc., for services. Pamplona, Inc. is an entity controlled by Mr. Landa and Mr. Smith.

(7)	On August 22, 2006, Mr. Landa was appointed as our Director and Secretary. Mr. Landa resigned all of his positions with us on December 29, 2006.

(8)	Reflects other compensation of 33,333 shares of common stock issued to Pamplona, Inc., for services. Pamplona, Inc. is an entity controlled by Mr. Landa and Mr. Smith.

(9)	On September 5, 2006, Mr. Kircher was appointed as our Chairman. On December 29, 2006, Mr. Kircher was appointed as our Chief Executive Officer.

(10)
Reflects substitution options issued to Mr. Kircher for his SPI options in connection with the Merger. The options were originally granted to Mr. Kircher by SPI for his services rendered to SPI. In connection with the substitution, Mr. Kircher was granted 100,000 options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010.

(11)	On December 29, 2006, Mr. Carnahan was appointed as our Chief Financial Officer.

(12)
Reflects substitution options issued to Mr. Carnahan for his SPI options in connection with the Merger. The options were originally granted to Mr. Carnahan by SPI for his services rendered to SPI. In connection with the substitution, Mr. Carnahan was granted 100,000 options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010. As of the grant date on December 28, 2006, 25% of the five year options vested and 25% of the options are scheduled to vest on each anniversary date.

(13)	Mr. Henrichsen was appointed as our director on February 3, 2006. On September 5, 2006 he resigned all of his positions with us.

(14)	Mr. Ferrell is an executive officer of our subsidiary SPI.

(15)
Reflects substitution options issued to Mr. Ferrell for his SPI options in connection with the Merger. The options were originally granted to Mr. Ferrell by SPI for his services rendered to SPI. In connection with the substitution, Mr. Ferrell was granted was granted 100,000 options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010. As of the grant date on December 28, 2006, 25% of the five year options vested and 25% of the options are scheduled to vest on each anniversary date.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the options awards granted to each of the named executive officer identified above in the summary compensation table above pursuant to our Equity Incentive Plan. No stock options were exercised in the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option	Awards					Stock	Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Robert Freiheit	-0-	-0-	-0-	$ -0-	NA	-0-	-0-	-0-	-0-
Steven Strasser	-0-	-0-	-0-	$ -0-	NA	-0-	-0-	-0-	-0-
Terrell W. Smith	-0-	-0-	-0-	$ -0-	NA	-0-	-0-	-0-	-0-
Howard Landa	-0-	-0-	-0-	$ -0-	NA	-0-	-0-	-0-	-0-
Stephen C. Kircher	25,000 (1)	-0-	175,000(1)	$ 1.00	12/28/2011	-0-	-0-	-0-	-0-
Glenn Carnahan	25,000(1)	-0-	175,000(1)	$ 1.00	12/28/2011	-0-	-0-	-0-	-0-
Bradley Ferrell	25,000 (1)	-0-	175,000(1)	$ 1.00	12/28/2011	-0-	-0-	-0-	-0-

(1) Reflects substituted options issued in connection with the Merger. Options were originally issued to respective named executive officers by SPI and as a result of the Merger, the named executive officers received options to purchase shares of our common stock as a substitution for his options to purchase shares of SPI common stock. In connection with the substitution, Messrs. Kircher, Carnahan and Ferrell were each granted 100,000 five-year options to purchase our common stock at an exercise price of $1.00. As of the grant date on December 28, 2006, 25% of the options vested and 25% of the options are scheduled to vest on each anniversary date. Also in connection with the substitution, Messrs. Kircher, Carnahan and Ferrell were each granted 100,000 options to purchase our common stock at an exercise price of $1.00 per share, which options shall vest at either 0% or 100% on December 31, 2010, depending on whether certain cumulative revenue goals were met over the four year period.

Employment Agreements

We do not currently have any employment agreements with our executive officers. However, we anticipate having employment contracts with executive officers and key personnel as necessary, in the future.

Compensation of Directors

Our directors did not receive any cash compensation, but were entitled to reimbursement of our reasonable expenses incurred in attending directors’ meetings. However, at the discretion of our Board of Directors, we may periodically issue stock options under our stock option plan to directors.

The Directors of SPI receive a board compensation package consisting of $3,000 per quarter and an initial restricted stock award grant of 25,000 shares of common stock subject to vesting and forfeiture restrictions, and annual committee fees of $5,000 for the Audit Chair, $2,500 for the Audit Vice Chair, $3,000 for the Compensation Chair and $3,000 for the Nominating Chair. Any compensation or grants made to our Chairman of the Board and Chief Executive Officer, Mr. Kircher, are disclosed above in the Summary Compensation Table. The following table sets forth compensation paid to our non-executive directors as of the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Timothy B. Nyman	-0-	25,000 (1)	-0-	-0-	-0-	-0-	25,000
Ronald Cohan	-0-	25,000 (1)	-0-	-0-	-0-	-0-	25,000
D. Paul Regan	-0-	25,000 (1)	-0-	-0-	-0-	-0-	25,000
Larry D. Kelley	-0-	25,000 (1)	-0-	-0-	-0-	-0-	25,000

(1) Reflects substituted awards of restricted stock issued in connection with the Merger. Total restricted stock award grants to each non-executive director equaled 25,000 shares of restricted stock. 25% vested on the grant date, December 28, 2006, and 25% vests on each anniversary thereafter.

Compliance with Section 16 of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. The report of Mr. Freiheit for the year ended December 31, 2005 was not filed. Other than the foregoing, we believe that all reports required by section 16(a) for transactions in the year ended December 31, 2005, were timely filed.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2006 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our Directors, (iii) each of our executive officers, (iv) executive officers of our subsidiary pursuant to Rule 3b-7 of the Exchange Act of 1934, and (v) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage Beneficially Owned
Stephen C. Kircher, Chief Executive Officer, Secretary and Director 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	8,125,000(2)	25.16%

Glenn E. Carnahan, Chief Financial Officer 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	75,000(3)	*

Larry D. Kelley, Director 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	525,000(4)	1.63%

D. Paul Regan, Director 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	125,000(13)	*

Timothy B. Nyman, Director 8 Surf Drive Bristol, RI 02809	475,000(13)	1.47%

Ron Cohan, Director 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	125,000(5)	*

Bradley J. Ferrell (6) 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	1,525,000(7)	4.72%

Alan M. Lefko (8) 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	27,500(9)	*

All Executive Officers and Directors as a Group**	11,002,500	33.90%

Reid S. Walker, G. Stacy Smith and Patrick P. Walker(10) c/o Walker Smith Capital 300 Crescent Court, Suite 1111 Dallas, TX 75201	2,500,000	7.75%

Steven CY Chang(11) c/o CID Group 28th Fl., 97 Tun Hwa S. Rd., Sec. 2 Taipei 106, Taiwan	2,000,000	6.22%

Gerald R. Moore 4080 Cavitt Stallman Road, Suite 100 Granite Bay, CA 95746	4,125,000(12)	12.77%

* Less than 1%
** Includes executive officers of subsidiary

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)
Includes 2,000,000 shares issued in the names of trusts established for the benefit of Mr. Kircher’s two sons, to each of which Mr. Kircher is the trustee. Also includes 25,000 shares underlying options, to the extent exercisable within 60 days.

(3)	Includes 25,000 shares underlying options, to the extent exercisable within 60 days.

(4)
Includes 500,000 shares issued in the name of trust, to which Mr. Kelley is the trustee. Also includes 25,000 shares granted as restricted stock awards, of which 6,250 have vested and 18,750 are subject to vesting and forfeiture restrictions.

(5)
Includes 100,000 shares issued in the name of trust, to which Mr. Cohan is a trustee. Also includes 25,000 shares granted as restricted stock awards, of which 6,250 have vested and 18,750 are subject to vesting and forfeiture restrictions.

(6)	Mr. Farrell is the Chief Operating Officer of SPI, our wholly owned subsidiary.

(7)	Includes 25,000 shares underlying options, to the extent exercisable within 60 days.

(8)	Mr. Lefko is the EVP-Finance of SPI, our wholly owned subsidiary.

(9)	Includes 15,000 shares issued in the name of trust, to which Mr. Lefko is a trustee. Also includes 12,500 shares underlying options, to the extent exercisable within 60 days.

(10)
Consists of 710,000 shares issued in the name of WS Opportunity Fund International, Ltd.; 445,000 shares issued in the name of Walker Smith International Fund, Ltd.; 421,000 shares issued in the name of WS Opportunity Fund, L.P.; 369,000 shares issued in the name of WS Opportunity Fund (QP), L.P.; 330,000 shares issued in the name of Walker Smith Capital (QP), L.P.; 173,000 shares issued in the name of HHMI Investments, L.P.; and 52,000 shares issued in the name of Walker Smith Capital, L.P. WS Capital, LLC (“WS Capital”) is the general partner of WS Capital Management, L.P. (“WSC Management”), which is the general partner of Walker Smith Capital, L.P and Walker Smith Capital (QP) L.P., the investment manager and agent and attorney-in-fact for Walker Smith International Fund, Ltd., and the investment manager for HHMI Investments, L.P. WSV Management, LLC (“WSV”) is the general partner of WS Ventures Management, LP (“WSVM”), which is the general partner of Walker Smith Opportunity Fund, L.P and WS Opportunity Fund (QP) LP and the investment manager and agent and attorney-in-fact for WWS Opportunity Fund International, Ltd. Reid S. Walker and G. Stacy Smith are principals of WS Capital and WSV, and Patrick P. Walker is a principal of WSV.

(11)
Consists of 750,000 shares issued in the name of Asia Pacific Genesis Venture Capital Funds Ltd.; 500,000 shares issued in the name of Sekai Capital Ltd.; 222,260 shares issued in the name of Global Vision Venture Capital Co., Ltd; 135,343 shares issued in the name of Asia Pacific Century Venture Capital Ltd.; 95,732 shares issued in the name of China Power Venture Capital Co., Ltd; 70,893 shares issued in the name of C&D Capital Corp.; 53,165 shares issued in the name of Nien Hsing International (Bermuda) Ltd.; 48,394 shares issued in the name of Asiagroup Worldwide Limited; 39,922 shares issued in the name of STAR Pacific Worldwide Limited; 31,931 shares issued in the name of A&D Capital Corp.; 28,948 shares issued in the name of J&D Capital Corp.; and 23,412 shares issued in the name of CAM-CID Asia Pacific Investment Corp. Mr. Chang is President of the foregoing entities and is deemed to control all of their respective shares holdings.

(12)	Includes 25,000 shares underlying options, to the extent exercisable within 60 days.

(13)	Includes 25,000 shares granted as restricted stock awards, of which 6,250 have vested and 18,750 are subject to vesting and forfeiture restrictions.

Certain Relationships and Related Transactions and Director Independence

On March 30, 2005, we purchased a pool of sub-prime auto loans with a pay-off balance of $126,302 from Village Auto, LLC, an affiliate of the Mr. Freiheit, our former President, Director and Chief Executive Officer, for $107,357. The purchase price was 85% of the loan pool’s pay-off balance. The seller of the pool is required to repurchase loans that become 90 days delinquent. The average loan had a principal balance of approximately $4,708 with an average annual percentage interest rate of approximately 21.54%. The remaining terms of the loans range from 6 to 46 months. We have contracted with Accredited Adjusters, LLC, to service and administer the loans for a monthly fee equal to ½% of the outstanding principal balance. Accredited Adjusters is an affiliate of Mr. Freiheit. In connection with the servicing of the auto loans, we have paid Accredited Adjusters, LLC $4,000, and have a liability of $909 for services rendered during 2005. The fee for the six months ended June 30, 2006 for servicing the loans was $1,455. The fee for the period from March 30, 2005 through December 31, 2005 for servicing the loans was $4,909. At June 30, 2006, we owed Accredited Adjusters, LLC $365 for services rendered. Additionally, Accredited Adjusters, LLC owes us $215 for loan proceeds collected, but not remitted to us by June 30, 2006. During the three months and the nine months ended September 30, 2006, we incurred consulting fees with Village Auto, LLC, a related party, in the amount of $6,800 and $10,000, respectively. At September 30, 2006, we also had a receivable from Village Auto, in the amount of $515, in connection with the repurchase of a delinquent loan. On December 29, 2006 we sold the auto loans to Village Auto, LLC for a total purchase price of $12,693.50, which represented 50% of the loan pools payoff balance as of September 30, 2006. The purchase price was paid in cash. In addition, we terminated all arrangements with Village Auto, LLC and its affiliates, relating to servicing or administration of auto loans.

From March to September 2005, we paid rent in the amount of $1,800 per month to Liberty Associates Holdings, LLC, our former principal stockholder and an affiliate of Mr. Freiheit, our former director, President and Chief Executive Officer for the use of certain office space. From October to December 2005, we paid an increased amount of $2,300 per month. Total rental expense for the year ended December 31, 2005 and the nine months period ended September 30, 2006 was $19,500, and $12,600 respectively.

On July 28, 2005, we loaned $100,000 to Paxton Energy, Inc. (Paxton), a related party through common ownership and common management. The note bore interest at 12% per annum, was payable on demand, and was secured along with other lenders by all of the assets of Paxton. In November 2005, our former president purchased the loan and accrued interest of $3,288 from us and in turn we assigned the demand note to him.

In 2005, Mr. Landa, our former Director and Secretary and Mr. Smith, our former Director, Vice President and Treasurer, each received 16,667 shares of our common stock valued at $12,500 for consulting services rendered to us. In addition in 2005, Pamplona, Inc. of which Mr. Landa is President and Director and Mr. Smith, is also Vice-President and Director, received 33,333 shares of our common stock valued at $25,000 for services rendered in 2005.

On August 9, 2006, Mr. Strasser, our former President and Director, purchased 156,214 shares of our common stock for $50,000; Tats, LLC, a family-controlled entity of Mr. Smith, our former Vice-President, Treasurer and Director, purchased 62,485 shares of our common stock for $20,000; and Mr. Landa, our former Director and Secretary, purchased 62,485 shares of our common stock for $20,000.

Mr. Smith, our former Director, Vice-President and Treasurer, has provided us with legal services prior to and after his appointment as our former Director, Vice President and Treasurer. Legal costs paid to Mr. Smith were $23,700 during the year ended December 31, 2005 and $62,375 during 2006. In January 2007 Mr. Smith received $5,200 for legal services rendered in December 2006.

On August 23, 2006, we entered into an Agreement and Plan of Merger, as amended by that First Amendment to the Agreement and Plan of Merger dated October 4, 2006, the Second Amendment to the Agreement and Plan of Merger dated December 1, 2006 and the Third Amendment to the Agreement and Plan of Merger dated December 21, 2006 (the “Merger Agreement”) with SPI, Welund Acquisition Corp., a Nevada corporation and our wholly-owned subsidiary. The Merger was consummated on December 29, 2006, pursuant to which SPI became our wholly owned subsidiary. In connection with the Merger we issued an aggregate of 14,500,000 shares of our restricted common stock to the existing shareholders of SPI. Each share of common stock of SPI was cancelled and exchanged for one share of our common stock. As a result, Mr. Kircher, our Chief Executive Officer and Director who was also the Director and Chief Executive Officer of SPI, became the beneficial owner of 8,125,000 shares of our common stock, including 2,000,000 shares issued to trusts held for benefit of his sons, and shares issuable upon the exercise of vested options; and Mr. Moore, the Vice President of Manufacturing of SPI, became the beneficial owner of 4,125,000 shares of our common stock, excluding unvested options to purchase 150,000 shares of our common stock. In addition, 2,000,000 of SPI options were substituted by awards of restricted stock and options to purchase shares of our common stock at $1.00 per share with the options having a term of five years and the restricted stock awards vesting over a period of three years. As a result of the substitution, Messrs. Kircher, Carnahan, Moore and Ferrell have each been granted the option to purchase one hundred thousand (100,000) shares of our common stock. The options are exercisable at $1.00 per share, will vest over a period of three (3) years and have a term of five (5) years. In addition, Messrs. Kircher, Carnahan, Moore and Ferrell were each also granted performance-based options to purchase stock. Messrs. Kircher, Carnahan, Moore and Ferrell each received the option to purchase one hundred thousand (100,000) shares of our common stock, which options will vest at either zero percent (0%) or one hundred percent (100%), such vesting to be determined on December 31, 2010 (the “Determination Time”). The vesting determination will be based on certain annual revenue performance goals of the Company. The performance goals will be determined on a cumulative basis at the Determination Time, to account for any year-to-year discrepancies in meeting each annual performance goal. In addition, Mr. Lefko was granted options to purchase fifty thousand (50,000) shares of our common stock, at an exercise price of $1.00 per share, which options vest over a period of three (3) years and have a five (5) year term. In addition, as a result of the substitution, Messrs. Cohan, Mr. Regan, Mr. Kelley, Mr. Nyman were each granted restricted stock awards of 25,000 shares of our common stock, of which awards, 6,250 shares have vested.

In July, August and September 2006, our wholly owned subsidiary SPI, issued five demand promissory notes for an aggregate principal amount of $320,000 bearing an interest rate of eight percent (8%) per annum, to Mr. Kircher, our Director and Chief Executive Officer who was also the Director and Chief Executive Officer of SPI at such time. The promissory notes were issued in connection with advances provided by Mr. Kircher to SPI to be used for working capital.

In August and September 2006, we loaned SPI an aggregate amount of $200,000 (“Unsecured Loans”). The notes were due on demand and bear interest at 8% per annum. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation. In connection with the Unsecured Loans, we required that Mr. Kircher, our director and Chief Executive Officer, enter into a Subordination Agreement dated August 31, 2006 with us, as amended by that certain Addendum to the Subordination Agreement dated September 6, 2006, pursuant to which Mr. Kircher agreed to subordinate any outstanding indebtedness owed to him by SPI to the indebtedness owed to us by SPI as represented by the Unsecured Loans.

On September 5, 2006, Mr. Kircher was appointed as our Chairman. At the time of Mr. Kircher’s appointment he was the Chairman of the Board of Directors and Chief Executive Officer of SPI. In connection with the merger with SPI, we had appointed a Special Merger Committee consisting of Mr. Strasser, Mr. Smith, and Mr. Landa, which has the power to deal with all merger matters with SPI without the participation or vote of Mr. Kircher.

On September 19, 2006, we entered into a Credit Facility Agreement and a Security Agreement (the “Loan Documents”) with SPI, pursuant to which we agreed to grant SPI a revolving credit line of up to Two Million Dollars ($2,000,000) (the “Credit Facility”). Under the terms of Loan Documents, with the exception of certain permitted liens, we were granted a first priority security interest in all of SPI’s assets owned now or in the future. Any advances under the Credit Facility bear an interest rate equal to eight percent (8%) simple interest per annum. Unless otherwise extended under the Loan Documents, the maturity date for any and all advances is March 31, 2007 and the Credit Facility is available until February 28, 2007. On November 3, 2006, we entered into a First Amendment to the Credit Facility pursuant to which we agreed to increase the existing revolving credit line from $2,000,000 to $2,500,000. As of November 30, 2006, we have loaned SPI an aggregate amount of $2,500,000 under the Credit Facility. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation.

Prior to the Merger, SPI entered into an Agreement and Plan of Merger with Dale Renewables Consulting, Inc., a California corporation (“DRCI”), and its related parties, pursuant to which it was contemplated that SPI would merge with and into DRCI and become the surviving corporation integrating DRCI’s photo-voltaic marketing, sales and installation business in Northern California into SPI’s business (the “DRCI Merger”). In connection SPI’s merger with DRCI on November 15, 2006, we made a separate loan to SPI for $1,446,565 to fund the purchase of DRCI. The note is payable on demand and provides for interest at the rate of 8% per annum. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation.

In September and October 2006, the following directors, director nominees, and executive officers, and family members of such individuals participated as investors in our private placement for up to 16,000,000 shares of our common stock at $1.00 per share: Mr. Strasser, our former director and president, purchased 225,000 shares of common stock for $225,000; Mr. Smith, our former director, Vice President and Treasurer, purchased 100,000 shares for $100,000; Mr. Landa, our former director and Secretary, purchased 75,000 shares of common stock for $75,000; Mr. Nyman, our director, purchased 450,000 shares of our common stock for $450,000; a trust controlled by Terry and Marty Nyman, relatives of Mr. Nyman, our director, purchased 50,000 shares of common stock for $50,000; a trust controlled by Mr. Kelley, our director, purchased 500,000 shares of common stock for $500,000; Mr. Regan, our director, purchased 100,000 shares of common stock for $100,000; a trust controlled by Mr. Cohan, our director, purchased 100,000 shares of common stock for $100,000; Mr. Carnahan, our Chief Financial Officer purchased 50,000 shares of common stock for $50,000; entities controlled by Reid Walker, G. Stacy Smith and Patrick P. Walker purchased an aggregate of 2,500,000 shares of our common stock for $2,500,000; and entities controlled by Steven CY Chang purchased an aggregate of 2,000,000 shares of our common stock for $2,000,000.

Legal Proceedings

There are no material legal proceedings to which any of our directors, officers or affiliates, or any owner of record or beneficially of more than 5% of our outstanding common stock, or security holder is a party adverse to us or has a material interest adverse to us.

Relationship with Independent Registered Public Accounting Firm

We retained the firm of Hansen, Barnett & Maxwell as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005. As discussed above, under Proposal 4 - Ratification of Appointment of Independent Registered Public Accountants, we have appointed Macias, Gini & O'Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2007. We expect a representative of Macias to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Audit Fees

Fees for audit services by Hansen Barnett & Maxwell totaled $9,256 and $3,063 for the fiscal years ended December 31, 2005 and 2004, respectively, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-QSB, consents, assistance with the review of documents filed with the SEC, and accounting consultations.

Audit-Related Fees

There were no fees billed to us by Hansen, Barnett & Maxwell for audit-related services for the fiscal years ended December 31, 2005 and 2004, respectively.

Tax Fees

Fees for Hansen, Barnett & Maxwell totaled $41 and $0 for the fiscal years ended December 31, 2005 and 2004, respectively.

All Other Fees

Hansen, Barnett & Maxwell did not bill us for other services for the fiscal years ended December 31, 2005 and 2004.

The Chief Executive Officer pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm. The Chief Executive Officer pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2005. The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at our website at www.solarpowerinc.net.

Stockholder Proposals

Proposals by stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received by us not later than July 12, 2007, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on September 21, 2007, and advise stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on September 21, 2007.

Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to the Assistant Corporate Secretary, Solar Power Inc., 4080 Cavitt Stallman Road #100, Granite Bay, California 95746. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.

Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2005 will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Solar Power, Inc., 4080 Cavitt Stallman Road #100, Granite Bay, California 95746, Attention: Glenn Carnahan, Chief Financial Officer.

OTHER BUSINESS

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ Glenn Carnahan
Glenn Carnahan,
Corporate Secretary

January 22, 2007
Granite Bay, California

Appendix A

SOLAR POWER, INC.,
A Nevada corporation

2006 EQUITY INCENTIVE PLAN

1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 29.

2.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.    TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.    SHARES SUBJECT TO THIS PLAN.

4.1.   Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be equal to nine percent (9%) of the number of outstanding shares of the Company (the “Maximum Number”). Not more than two million (2,000,000) shares of Stock shall be granted in the form of Incentive Stock Options.

Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.

4.1.1.    Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

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However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.

4.1.2.    Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3.    Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.    Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii.    Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2.    Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

4.3.    Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be two hundred fifty thousand (250,000), except that the Company may make an additional one-time grant of such Award to a newly-hired individual for up to one hundred thousand (100,000) shares for a maximum annual grant of three hundred fifty thousand (350,000) (all of which may be granted as Incentive Stock Options). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

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4.4.    No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to "reprice" an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5.    No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

5.	ADMINISTRATION OF THIS PLAN.

5.1.    Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

5.2.    Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1)   construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)   select Participants;

(3)   determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4)   determine the number of Shares or other consideration subject to Awards;

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(5)   determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6)   prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)   further define the terms used in this Plan;

(8)   correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)   provide for rights of refusal and/or repurchase rights;

(10)    amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

(11)       prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12)       make all other determinations necessary or advisable for the administration of this Plan.

5.3.    Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.    Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

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6.	GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.   Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.    General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.    Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.

6.2.2.    Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.

6.2.3.    Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

6.2.4.    Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

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6.2.5.    Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6.    Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7.	Exercise After Certain Events.

i.	Termination of Employment - Employee/Officer

(1)	Incentive Stock Options.

(a)    Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent (10%) Stockholder)).

(b)    Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

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(2)	Non-Qualified Stock Options.

(a)    Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(b)    Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii.    Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

iii.   Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

6.3.	Limitations on Grant of Incentive Stock Options.

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6.3.1.	Threshold.

The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

6.3.2.	Compliance with Section 422 of the Code.

There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

6.3.3.	Requirement of Employment.

No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

7.	RESTRICTED STOCK AWARDS.

7.1.    Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.

7.2.    Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3.    Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.

7.4.    Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

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7.5.    Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

7.6.    Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7.    Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8.    Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8.    UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9.	STOCK APPRECIATION RIGHTS.

9.1.   Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.

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9.2.    Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

9.3.    Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.

9.4.    Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the "exercise date."

9.5.    Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

9.6.    Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

9.7.    Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

9.8.    Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.

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9.9.    Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

10.	PAYMENT FOR SHARE PURCHASES.

10.1.     Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

10.1.1.  Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

10.1.2.  Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

10.1.3.  Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards

10.1.4.  Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

10.1.5  Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

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11.	WITHHOLDING TAXES.

11.1.    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and the right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements, with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

11.2.    Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12.	PROVISIONS APPLICABLE TO AWARDS.

12.1.    Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

12.2.    Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

12.3.    Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

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In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

12.4.    Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

12.5.    Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

12.6.    Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13.     PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

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14.     RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

15.     CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.     ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

17.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

17.1.     Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

17.2.     Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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18.     NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

19.     ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

20.	DISSOLUTION, LIQUIDATION, MERGER.

20.1.  Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

20.2.  Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21.     CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.

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22.     DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

23.     NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

24.     TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Common Stock issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

25.     TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

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26.     FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

27.     GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Nevada, without reference to the principles of conflicts of laws thereunder.

28.     MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This plan is not a “retirement plan” or “welfare plan” under the employee retirement income security act of 1974, as amended.

29.     DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” will mean, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee appointed by the Board to administer this Plan.

“Company” means Solar Power, Inc., a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

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“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

“Effective Date” has the meaning set forth in Section 2.

“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

“Employee” means any and all employees of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:

(i)    Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii)   Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

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(iii)   No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv)      Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.

(v)    Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 6.

“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Solar Power, Inc. 2006 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

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“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

“Stock” means the Common Stock, $.0001 par value, of the Company, and any successor entity.

“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

"Vesting Date" will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

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Appendix B

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)
      NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)
      NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)
      NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)
      NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)
      NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)
      NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

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      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.
      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

2

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

      NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter’s notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

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      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

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      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)

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Appendix C
Solar Power, Inc.
Audit Committee Charter
November 8, 2006

Preamble

Solar Power, Inc. (the “Company”), as part of its continuous improvement efforts desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company’s Audit Committee.

Organization

The Audit Committee (the “Committee”) of the Board of Directors shall be comprised of at least two (2) directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. No Committee member is paid consulting, advisory or other compensation fees other than for Board services. All Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

The Company's independent auditors are selected approved by, and report directly to the Audit Committee. If the Company establishes an internal audit function, the head of such internal audit function shall also report directly to the Audit Committee.

Statement of Policy

The Committee shall provide assistance to the Board of Directors in fulfilling the Board members’ responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, as required by all applicable state and federal laws, rules and regulations, and overseeing the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company’s principal financial officer.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, conduct audits or provide professional certification as to whether the Company's financial statements are complete and accurate; this is the responsibility of management and the independent accountants.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all the requirements and are of the highest quality.

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In carrying out these responsibilities, the Committee will:

•
Obtain the full Board of Directors’ approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company’s Annual Report, as prepared for filing with the Securities and Exchange Commission.

•	Review and approve all compensation plans, agreements, and arrangements with the Company’s executive officers, in cooperation with the Compensation Committee.

•
Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company. In selecting the independent auditors, the Committee will investigate any conflicts of interest.

•
Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Committee, as the stockholders’ representatives, who have the ultimate authority in deciding to engage, evaluate, and, if appropriate, terminate their services.

•
Review and concur with management’s appointment, termination or replacement of the Company’s principal financial officer and/or the head of the Company’s internal audit function, if such position is created from time-to-time.

•
Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and, at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

•
Review with the independent auditors, the Company’s principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper

•	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

•
Review the internal audit functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company’s reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

•
Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and to assess the steps management has taken to minimize such risks to the Company, including critical accounting policies.

•
Direct the independent auditors to communicate directly to each member of the Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

•
Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

•
Review the quarterly financial statements with financial management prior to the filing with the Securities and Exchange Commission (or prior to the press release of results, if possible), to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditors. The chair of the Committee, or a member of the Committee designated by the chair, may represent the entire Committee for purposes of this review and any required discussions with the independent auditor.

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•
Review the financial statements contained in the Annual Report to Stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the financial management team and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•
Provide sufficient opportunity for the Company’s principal accounting officer and the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audits.

•	Review accounting and financial human resources and succession planning within the Company.

•
Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

•
On an annual basis, obtain from the independent auditors, a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend, that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

•	Review and pre-approve all non-audit services performed by the independent auditors.

•
Review the report of the Committee in the Annual Report to Stockholders and the Annual Report on Form 10-KSB disclosing whether or not the Committee has reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K. In addition, disclose the Committee’s conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

•	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

•
Review the Company’s disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

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•
Review all complaints received by the issuer regarding accounting, internal accounting controls or auditing matters. All employees of the Company may anonymously send concerns in writing to the Chair of the Audit Committee. The Audit Committee will establish a procedure for the review of complaints, investigation and retention of complaints for future reference.

•
Review and approve all press releases and other disclosure contained in any report filed with the Securities and Exchange Commission, and review the report of the principal financial officer with respect to the Company’s internal controls for disclosure.

Report

The Committee will prepare a report to be included in the Company's Proxy Statement for an Annual Meeting of Stockholders discussing whether the Committee reviewed the financial statements with management and discussed the Statement on Auditing Standards No. 61 and Independence Standards Board Standard No. 1 with the independent accountants and if it has recommended to the Board of Directors that the audited financial statements be included in its annual report to be filed with the Securities and Exchange Commission.

Confirmed upon full approval by the Board of Directors

Date: January 9, 2007		/s/ D. Paul Regan
	By:	D. Paul Regan,
Audit Committee Chairman

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Appendix D
SOLAR POWER, INC.

COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The Compensation Committee (the “Committee”) shall evaluate the compensation of the executive officers of Solar Power, Inc., a California corporation (the “Company”), and its affiliates (and their performance relative to their compensation) and assure that they are compensated effectively in a manner consistent with the compensation strategy and resources of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders regarding the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission (the “SEC”).

In addition, the Committee shall evaluate and make recommendations regarding the compensation of the Directors, including their compensation for services on the committees of the Board of Directors (the “Board”).

II. MEMBERSHIP AND QUALIFICATION

A. Composition

The Committee shall consist of three (3) or more Directors, or such other number as may be designated from time to time by the Board. Committee members shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Members of the Committee may be removed, with or without cause, by a majority vote of the Board.

B. Chairman

Unless a Committee Chairman is appointed by the Board, the Committee members may designate a Chairman.

C. Directors’ Independence

Each Committee member must be “independent” in accordance with the applicable rules of the New York Stock Exchange, Inc. In addition, each Committee member must satisfy all requirements from time to time to be “non-employee directors” under SEC Rule 16b-3 and qualified “outside directors” under Section 162(m) of the Internal Revenue Code and related regulations, all as amended from time to time.

III. MEETINGS AND OTHER ACTIONS

The Committee will meet at least one (1) time a year, or more frequently as circumstances dictate. Meetings may be called by the Chairman of the Committee, the Chairman of the Board and/or the Chief Executive Officer of the Company. All meetings of, and other actions by the Committee, shall be held and taken pursuant to the Bylaws of the Company, including Bylaw provisions governing notice of meetings and waiver thereof, the number of
Committee members required to take actions at meetings and by written consent.

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A. Delegation to Subcommittees

Unless otherwise authorized by the Board, the Committee shall not delegate any of its authority to any subcommittee.

B. Reports

Reports of meetings and actions taken at meetings or by written consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman, or his or her delegate, to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman, or his or her delegate, shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

IV. GOALS, RESPONSIBILITY AND AUTHORITY

A. Duties

In carrying out its mission, the Committee shall have the following responsibilities and authority (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable law, such as Rule 162 (m) of the Internal Revenue Service):

1. Review from time to time, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation; and (b) the structure of the Company’s executive compensation to ensure that such structure is appropriate to achieve the Company’s objectives of rewarding the Company’s executive officers appropriately for their contributions to the Company’s growth and profitability and the Company’s other goals and objectives and linking the interests of the Company’s executive officers to the long-term interests of the Company’s equity owners.

2. Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and determine the amounts and individual elements of total compensation for the Chief Executive Officer consistent with the Company’s corporate goals and objectives and communicate in the annual Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer’s compensation for the last year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s compensation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in prior years.

3. Annually evaluate (in conjunction with the Chief Executive Officer) the compensation (and performance relative to compensation) of other executive officers and approve the individual elements of total compensation for each such person and communicate in the annual Compensation Committee Report to shareholders the specific relationship of the Company’s performance to executive compensation.

4. Administer and periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Company’s executive officers, and total funds reserved for payment under the compensation plans.

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5. Administer and periodically evaluate (and approve any proposed amendments to) the Company’s existing stock option plan and evaluate and approve the adoption of any new equity-related plans and determine when it is necessary (based on advice of counsel) or otherwise desirable: (a) to modify, discontinue or supplement any such plans; or (b) to submit such amendment or adoption to a vote of the Board and/or the Company’s shareholders.

6. Evaluate, on an annual basis, the compensation of Directors, including for service on the committees of the Board and taking into account the compensation of Directors at other comparable companies. Make recommendations to the Board regarding any adjustments in Director compensation that the Committee considers appropriate.

7. Approve annual retainer and meeting fees for Board members and for membership on committees of the Board.

8. Have authority to retain and terminate any compensation consultant engaged to assist in evaluating the compensation of the Company’s directors, Chief Executive Officer or other executive officers and to approve such consultant’s fees and other terms of retention.

9. Perform an annual self-evaluation of the Committee’s performance and annually reassess the adequacy of and, if appropriate, propose to the Board, any desired changes in, the Committee’s Charter, all to supplement the oversight authority of the Corporate Governance and Nominating Committee with respect to such matters.

10. Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company and/or the Chairman of the Board, or as designated in plan documents.

B. Additional Resources

The Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, lawyers and other staff and also shall have the right to hire independent compensation experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chairman of the Board and Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board (in advance or after-the-fact) for expenditures exceeding $10,000 in any year.

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Appendix E

SOLAR POWER, INC.

CORPORATE GOVERNANCE & NOMINATING COMMITTEE CHARTER

The Board of Directors of Solar Power, Inc. (the “Company”) has established the Corporate Governance & Nominating Committee (the “Committee”) of the Board of Directors of the Company (the “Board”).

Purposes

The purposes of the Committee are:

1. To assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for election at the annual meetings of shareholders or for appointment to fill vacancies;

2. To recommend to the Board director nominees for each committee of the Board;

3. To advise the Board about appropriate composition of the Board and its committees;

4. To advise the Board about and develop and recommend to the Board appropriate corporate governance guidelines and to assist the Board in implementing those guidelines;

5. To oversee the annual evaluation of the Board and the Chief Executive Officer;

6. To perform such other functions as the Board may assign to the Committee from time to time.

Composition

The Committee shall consist of at least three (3) members, all of whom are Independent Directors of the Board. One of the members shall serve as the chairperson of the Committee. Each member of the Committee shall satisfy the independence requirements of the rules of the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission.

The Board shall appoint the members of the Committee. The chairperson of the Committee shall be designated by the Board or, if no such designation is made, shall be selected by the affirmative vote of the majority of the Committee. The Board may remove or replace the chairperson or any other member of the Committee at any time.

Authority and Responsibilities

The Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Committee. The Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Without limiting the generality of the preceding statements, the Committee shall have authority, and is entrusted with the responsibility, to take the following actions:

1. The Committee shall prepare and recommend to the Board for adoption appropriate corporate governance guidelines and modifications thereto from time to time.

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2. The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board. The Committee’s assessment as to the qualifications of Board member candidates shall include consideration of skills, experience and diversity in the context of the needs of the Board.

3. The Committee shall establish, review and modify as appropriate policies and procedures for submission to the Committee of recommendations for Director candidates by shareholders and evaluating nominees for Directors recommended by shareholders.

4. The Committee shall ensure that the majority of the members of the Board are Independent Directors and that each committee of the Board contains exclusively members that are independent to the extent required by law, applicable listing standards, the Company’s articles or bylaws, or the Company’s corporate governance guidelines.

5. The Committee shall determine whether or not each Director and each prospective Director of the Company is independent, disinterested, or a non-employee Director under the standards applicable to the committees on which such Director is serving or may serve. The Committee may survey any and all of the Directors and prospective Directors to determine any matter or circumstance that would cause the person not to qualify as an independent, disinterested or non-employee Director under applicable standards. The Committee shall report to the Board the existence of any such matter or circumstance.

6. The Committee shall review any shareholder proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders, including shareholder nominees to the Board, and proposed responses by the Board.

7. The Committee shall approve any waivers from or amendments to the Company’s Code of Ethics.

8. The Committee shall have the sole authority to retain or terminate any search firm that may be used to identify Director candidates. The Committee shall have sole authority to approve the search firm’s fees and other retention terms and shall have authority to cause the Company to pay the fees and expenses of the search firm. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

9. The Committee believes that the minimum qualifications for serving as a Director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee will take into account all factors they consider appropriate, which may include business or professional experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen, potential conflicts of interest and independence from management and the Company. Generally, the Committee will first consider current members of the Board because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives and this level of knowledge has proven very valuable to the Company. Each year the Committee shall evaluate these minimum qualifications and amend or modify them as necessary.

10. Each year, the Committee shall:
a. review the advisability or need for any changes in the number and composition of the Board;
b. review the advisability or need for any changes in the number, charters or titles of committees of the Board;

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c. recommend to the Board the composition of each committee of the Board and the individual Director to serve as chairperson of each committee;
d. ensure that the chairperson of each committee report to the Board about the committee’s annual evaluation of its performance and evaluation of its charter;
e. receive comments from all Directors and report to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year;
f. make nominations to the Board for election of officers; and
g. review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

Procedures

Meetings. The Committee shall meet at the call of its chairperson, two or more members of the Committee or the Chairman of the Board. Meetings may, at the discretion of the Committee, include members of the Company’s management, independent consultants and such other persons as the Committee or its chairperson may determine. The Committee may meet in person, by telephone conference call or in any other manner in which the Board is permitted to meet under law or the Company’s bylaws. The Committee shall keep a written record of its meetings and actions and shall file a copy of such record in the corporate minutes of the Company. The Committee shall meet as frequently as necessary but no less than once a year.

Quorum and Approval. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may also act by unanimous written consent in lieu of a meeting.

Rules. The Committee may determine additional rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson and designation of a secretary of the Committee, at any meeting thereof.

Reports. The Committee shall make regular reports to the Board, directly or through the chairperson.

Review of Charter. Each year the Committee shall review the need for changes in this Charter and recommend any proposed changes to the Board for approval.

3

PROXY	PROXY

Solar Power, Inc.
4080 Cavitt Stallman Road, #100
Granite Bay, CA 95746
Telephone (916) 789-0833

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Steve Kircher and Glenn Carnahan as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Solar Power, Inc. held of record by the undersigned as of January 11, 2007, at the Annual Meeting of Stockholders to be held at the Granite Bay Golf Club in the H.S. Colt Room, located at 9600 Golf Club Drive, Granite Bay, California 95746, at 10:00 a.m., (PST), on February 7, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2007.

Nominees

Steve C. Kircher	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Larry D. Kelley	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
D. Paul Regan	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Timothy Nyman	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Ronald A. Cohan	[ ]	FOR	[ ]	WITHHOLD AUTHORITY

2.	To approve the adoption of the 2006 Equity Incentive Plan.

[  ] FOR    [  ] AGAINST    [  ] ABSTAIN

3.	To approve the Reincorporation of the Company in California.

[  ] FOR    [  ] AGAINST    [  ] ABSTAIN

4.	To ratify the appointment of Macias, Gini & O'Connell LLP as the Company’s independent registered accounting firm for the 2007 fiscal year.

[  ] FOR    [  ] AGAINST    [  ] ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 200__

_____________________________________
NAME OF REGISTERED STOCKHOLDER

_____________________________________
SIGNATURE

_____________________________________
PRINT NAME OF SIGNATORY

_____________________________________
PRINT TITLE

_____________________________________
NAME OF REGISTERED STOCKHOLDER

_____________________________________
SIGNATURE

_____________________________________
PRINT NAME OF SIGNATORY

_____________________________________
PRINT TITLE

Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.